

Investor Information

Executing Our Strategy

June 5-6, 2013

IDACORP

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) Idaho Power's rate design and the effect of regulatory decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) changes in customer growth rates, loss of significant customers, and related changes in loads; (c) the impacts of changes in economic conditions, including on customer demand; (d) unseasonable or severe weather conditions, wildfires, and other natural phenomena, which affect customer demand, hydroelectric generation levels, infrastructure repair costs, and fuel costs; (e) advancement of new technologies that reduce loads or render Idaho Power's generation facilities obsolete; (f) adoption of or changes in, and costs of compliance with, laws, regulations, and policies relating to the environment; (g) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (h) the ability to purchase fuel and power from suppliers on reasonable terms; (i) accidents, fires, explosions, and mechanical breakdowns that may occur while operating and maintaining an electric system, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (j) the ability to obtain debt and equity financing when necessary and on favorable or reasonable terms; (k) reductions in credit ratings and potential reduction in liquidity; (l) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (m) changes in or implementation of mandatory reliability, security, and other requirements for system infrastructure; (n) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (o) the magnitude of future benefit plan funding obligations; (p) the ability and willingness of the companies' boards of directors to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (q) changes in tax laws and the availability of tax credits; (r) employee workforce factors, including potential unionization of all or part of the companies' workforce and the impacts of an aging workforce; (s) failure to comply with state and federal laws, policies, and regulations, and the ability to obtain and comply with governmental permits, licenses, and right-of-way for major projects; (t) the failure of information systems or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies' from cyber attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (u) adoption of or changes in accounting policies, principles, or estimates; and (v) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs, or the failure to successfully implement technology solutions. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A – "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Table of Contents

Investor Presentation

Appendix

Recent Highlights

★ 2012 Another Successful Earnings Year

- $3.37 per diluted share, without using additional accumulated deferred investment tax credits (ADITCs)
- 2013 – Do not expect to use additional ADITCs

★ Dividend Policy Progress

- Continued progress toward achieving IDACORP's previously adopted dividend policy; during 2012 the IDACORP Board of Directors voted to increase the quarterly dividend twice, resulting in an aggregate increase from $0.30 per share to $0.38 per share quarterly, or nearly 27 percent

★ Growth Opportunities

- Recent guidance indicates capital expenditures trending higher
- Gateway West
  - BLM released final EIS for public comment on April 26, 2013
  - Current schedule provides for record of decision by the end of 2013
- Boardman-to-Hemingway – expected Draft EIS due from BLM this summer
- Economic activity on the rise in our service area





Elements of Growth

Earnings Per Diluted Share & Return on Year-End Equity – IDACORP

(Period-End)



Earnings Per Diluted Share
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
May 2, 2013
Guidance
$3.20- $ 3.35
$2.64
$2.95
$3.36
$3.37
8.5% CAGR
2009
2010
2011
2012
2013



Return on Equity
12%
10%
8%
6%
4%
2%
0%
8.9%
9.3%
10.1%
9.6%
10.0%
2009
2010
2011
2012
2013
12 Mos. Ended
Mar. 31

Elements of Growth

IDACORP Common Stock Dividend

Based on IDACORP's current estimates for earnings and cash flow and assuming IDACORP meets those estimates, IDACORP's management continues to anticipate recommending to the Board of Directors an additional increase to the quarterly dividend in September 2013 of at least ten percent. (1)

J. LaMont Keen,
IDACORP President and Chief Executive Officer
February 21, 2013



26.7% increase in quarterly dividend rate
$0.30
$0.33
$0.38
At Least
$0.42 (1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Quarterly Rate Per Share



$1.20
$1.32
$1.52
At Least
$1.68 (1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Annualized Dividend Rate Per Share

(1) See IDACORP's Annual Report on Form 10-K for further discussion, including factors that may alter IDACORP management's recommendation.

Elements of Growth

Idaho Economic Brief



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ZIONS BANK
Scentsy
CHOBANI GREEK YOGURT
Allstate You're in good hands.
ATCO Structures & Logistics
CONVERGYS Outthinking Outdoing
WinCo FOODS

Elements of Growth

Idaho Economic Brief

Unemployment Rate



10.0
8.0
6.0
4.0
2.0
0.0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Historic
Forecast
Idaho
U.S.

Source: Moody's Analytics, February 2013

General Business Customer Growth – Twelve Months Ended March 31,



7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
4,548
2,651
2,467
4,087
5,854
2009
2010
2011
2012
2013

Elements of Growth

Capital Requirements



$350
$300
$250
$200
$150
$100
$50
$0
Millions
$236
$247
$328
$324
$228
$275
$273
$202
2008
2009
2010
2011
2012
2013-15 Average
Other Capital Requirements
Langley Gulch Power Plant

Average Idaho Power capital expenditures 2008 to 2012 – $273 million

Average Idaho Power capital expenditures 2008 to 2012, excluding Langley Gulch investment – $202 million

Elements of Growth

Boardman to Hemingway

500kV Transmission Line Project

- Joint funding agreement Jan. 2012 for project permitting costs
  - Idaho Power - 21%
  - BPA - 24%
  - PacifiCorp – 55%
- 300 mile, 500-kV transmission line
- In-service date unlikely before 2018
- Capacity:
  - 1,000 MW east to west
  - 1,050 MW west to east
- Total project cost estimated as of May 2, 2013 between approximately $890 million and $940 million, including AFUDC
- Idaho Power's estimated cost of permitting phase is $13 million, including AFUDC
- Draft Environmental Impact Statement (EIS) expected in mid-2013
- Identified as a "BPA Top Priority" for 2013 and beyond


WASHINGTON
OREGON
IDAHO
BENTON COUNTY
WALLA WALLA COUNTY
ASOTIN COUNTY
LONGHORN SUBSTATION
GRASSLAND SUBSTATION
HORN BUTTE SUBSTATION
MORROW COUNTY
UMATILLA COUNTY
PENDLETON
WALLOWA COUNTY
UNION COUNTY
WHEELER COUNTY
GRANT COUNTY
BAKER COUNTY
ADAMS COUNTY
WASHINGTON COUNTY
PAYETTE COUNTY
GEM COUNTY
CANYON COUNTY
HEMINGWAY SUBSTATION
MALHEUR COUNTY
OWYHEE COUNTY
WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM

Elements of Growth

Gateway West

Transmission Line Project

- A joint project between Idaho Power Company and PacifiCorp
- Total cost for Idaho Power's share of project – between $150 million and $300 million, including AFUDC
- Idaho Power's estimated cost of permitting phase is $24 million, including AFUDC
- Bureau of Land Management (BLM) released final EIS on April 26, 2013 for public comment
- Record of decision expected before the end of 2013
- BLM released its preferred routes in October 2012



BLM Preferred Alternatives
BLM Preferred and Proponent Proposed
BLM Preferred Alternative
Routes Analyzed in Final EIS
Proponent Proposed
Other Alternative
Substation
HEMINGWAY
BOISE
MIDPOINT
CEDAR HILL
BORAH
POPULUS
JIM BRIDGER
ANTICLINE
AEOLUS
SHIRLEY BASIN
HEWARD
DAVE JOHNSTON
WINDSTAR
W Y O M I N G
N E V A D A
U T A H

Segment Number	Connected Substations	Length (Miles)	Idaho Power Permitting Interest
6	Borah to Midpoint	88	100%
8	Midpoint to Hemingway	126	33%
9	Cedar Hill to Hemingway	152	33%
10	Midpoint to Cedar Hill	34	33%

Strong Financial Position

Operating Cash Flows

($ Million)

IDACORP	2008	2009	2010	2011	2012
Net cash provided by operating activities	$ 136.5	$ 284.4	$ 305.4	$ 310.2	$ 249.3

Liquidity

As of March 31, 2013

($ Million)

	IDACORP[2]	Idaho Power
Revolving Credit Facility – Expires October 2017	$ 125.0	$ 300.0
Commercial Paper Outstanding	(67.2)	(16.6)
Identified for Other Use[1]	–	(24.2)
Total	$ 57.8	$ 259.2

[1] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties

[2] Holding company only

Strong Financial Position

Strong Credit Profile

($ Millions)

Idaho Power Senior Secured Debt Rating: As of May 2, 2013:	S&P	Moody's	
	A-	A2	Stable Outlook

- Manageable Debt Maturities
- Low Average Cost of Long-Term Debt — 5.4%
- 48% Debt to Equity Ratio



Minimal Near-Term Refinancing Pressure
Manageable refinancing needs and windows of opportunity in ten year horizon
$70
$120
$100
$100
$130
$230
$75
$75
$50
$20
$116
$4
$100
$70
$50
$55
$105
$60
$100
$140
$240
$100
$75
$75
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043

Strong Financial Position

Key Financial & Operating Metrics and 2013 Earnings Guidance

	2013 Estimates[1]
Idaho Power Operations & Maintenance Expense (millions)	\$ 340 – \$ 350
Idaho Power Additional Amortization of ADITC (millions)	\$0
Idaho Power Capital Expenditures excluding AFUDC (millions)	\$ 245 – \$ 255
Idaho Power Hydroelectric Generation (million MWh)	5.0 – 7.0
2013 IDACORP Earnings Guidance [1]	\$ 3.20 – \$ 3.35 Per Diluted Share

Idaho Power Construction Expenditures — Excluding AFUDC (millions)	2013 Estimates [1]	2014 – 2015 Estimates [1]
Ongoing Capital Expenditures	\$ 210 – 218	\$ 500 – 505
Jim Bridger Plant – Selective Catalytic Reduction	35 – 37	70 – 75
Total	\$ 245 – 255	\$ 570 – 580

(1) As of May 2, 2013. The 2013 guidance incorporates all of the key operating and financial assumptions listed above.

Productive Regulatory Strategy

2012

Notable Regulatory Actions	2012 Effective Date	Annualized Revenue Impact (Millions)
Idaho Settlement Agreement	January 1st	$ 34.0
Oregon General Rate Case	March 1st	1.8
Idaho PCA	June 1st	43.0
Oregon APCU	June 1st	1.8
End of Accelerated Depreciation For Non – AMI Meters	June 1st	(10.6)
Idaho Depreciation Study	June 1st	(1.3)
Idaho Boardman End of Life Recovery Adjustment	June 1st	1.5
Idaho FCA	June 1st	1.2
Idaho Revenue Sharing	June 1st	(27.1)
Idaho Langley Gulch	July 1st	58.1
Oregon Boardman Cost Recovery	July 1st	0.1
Oregon Langley Gulch	October 1st	3.0

$105.5

2013

Notable Regulatory Actions	Filing Date	Requested Effective Date	Annualized Revenue Impact (Millions)
Oregon PCAM	February 25th	N/A	$ 0
Idaho FCA	March 15th	June 1st	(1.4)
Oregon APCU	March 22nd	June 1st	2.9
Idaho PCA	April 15th	June 1st	$ 140.4

Productive Regulatory Strategy

Low Rates for Customers

Residential and Industrial
(cents / kilowatt-hour)


Residential
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
2007
2008
2009
2010
2011
2012
Idaho Power
National Average*


Industrial
$0.09
$0.07
$0.05
$0.03
$0.01
2007
2008
2009
2010
2011
2012
Idaho Power
National Average *

*Source: Edison Electric Institute "Typical Bills and Average Rates Report" 12 Months Ending 12/31/2012

Good Corporate Citizen


Alignment
IDACORP

IDACORP's 2012 Sustainability Report

- Balanced and responsible management
- Operational excellence
- Environmental stewardship
- Engaged, empowered workforce
- Strong community partnerships

CO_2 Emissions from Idaho Power-Owned Generation


CO_2 Emissions - Millions of Tons
25.0
20.0
15.0
10.0
5.0
0.0
Industry Average
2002
2003
2004
2005
2006
2006
2007
2008
2008
2009
2010
2010
2011
2012

Good Corporate Citizen


TARGET ROCK
SUSTAINABILITY
ACHIEVEMENT
IDACORP Inc.

News Release
IDACORP Recognized as Utility Sustainability Leader
Mar. 26, 2013

- IDACORP selected from approximately 150 publicly traded energy companies
- One of three award recipients in the mid-cap category
- Based on environmental stewardship, economic performance, and societal contributions

Customer Satisfaction

- Idaho Power received the highest customer satisfaction with business electric service among midsize utilities in the Western U.S. in a tie.

  – J.D. Power and Associates 2012 Electric Utility Business Customer Satisfaction Study

- Idaho Power is the fourth highest ranking in the West Midsize segment in results of the 2012 J.D. Power and Associates Electric Utility Residential Customer Satisfaction Study.


PUBLIC UTILITIES
FORTNIGHTLY
ENERGY, MONEY, POWER
THE 40
BEST ENERGY COMPANIES

3-Part Strategy


Responsible Planning
Responsible Development & Protection of Resources
Responsible Energy Use



Appendix

Who We Are

IDACORP

Regulated

- IDAHO POWER — An IDACORP Company

Non-Regulated

- IDACORP FINANCIAL
- IDA-WEST ENERGY — An IDACORP Company

Our Vision:

To be regarded as an exceptional utility.

Our Mission:

Prosper by providing reliable, responsible, fair-priced energy services, today and tomorrow.

Idaho Power Service Area


Hydroelectric Facilities
Thermal Facilities
WASHINGTON
IDAHO
Snake River
OREGON
WYOMING
Boise
Pocatello
Twin Falls
NEVADA
UTAH

Idaho Power Core Business

Fully Integrated Electric Utility
As of December 31, 2012



Transmission
4,851 Miles
of High Voltage
Transmission Lines
Generation
1,709 MW Hydro
1,885 MW Thermal
Distribution
26,764 Miles
of Distribution Lines
Customers
Over
500,000
In Idaho and Oregon
WASHINGTON
IDAHO
MONTANA
OREGON
WYOMING
NEVADA
UTAH
Snake
River
Boise
Twin Falls
Pocatello

General Business Energy Sales & Revenues

By Customer Class



General Business Energy Sales
(MWh's - Thousands)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
13,948
13,513
13,734
14,085
14,255
2009
2010
2011
2012
2013
12 Mos. Ended
Mar. 31
Residential
Commercial
Industrial
Irrigation



General Business Revenues
($millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$ 883.8
$ 870.4
$ 834.5
$ 937.8
$ 972.6
2009
2010
2011
2012
2013
12 Mos. Ended
Mar. 31
Residential
Commercial
Industrial
Irrigation

Credit Ratings

As of May 2, 2013

	Standard and Poor's		Moody's	
	Idaho Power	IDACORP	Idaho Power	IDACORP
Corporate Credit Rating / Long-Term Issuer Rating	BBB	BBB	Baa1	Baa2
Senior Secured Debt	A-	None	A2	None
Senior Unsecured Debt	BBB	None	Baa1	None
Short-Term Tax-Exempt Debt	BBB/A-2	None	Baa1/VMIG-2	None
Commercial Paper	A-2	A-2	P-2	P-2
Senior Unsecured Credit Facility	None	None	Baa1	Baa2
Senior Unsecured Rating Outlook	Stable	Stable	Stable	Stable
Date of Last Action	February 24, 2010		March 30, 2010	

Additional ADITCs Available for 2013-2014



Sharing Percentage
100%
75%
50%
25%
2012 Sharing Benefits(2)
$7.2 Million
$14.6 Million
Customer Benefit
Earnings Deadband
Company Benefit
9.50%
10.00%
10.50%
$5M
$10M
$15M
$20M
$25M
Ability to use additional ADITCs of up to $45 million over two year period 2013-2014(1)
Return On Year-End Equity in Idaho Jurisdiction

1) At May 2, 2013, the company does not expect to use additional ADITCs in 2013

2) For twelve months ended December 31, 2012

ADITC—Accumulated Deferred Investment Tax Credits

Summer Peak

Load and Resources
3,245 MW - July 12, 2012



4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Nameplate Capacity 3,606 MW
Total Load – 3,245 MW
Purchased Power
Langley
Hydro
Coal
Wind
12:00 a.m.
6:00 a.m.
12:00 p.m.
6:00 p.m.
12:00 a.m.
Demand Response contributed 65 MW reduction at time of system peak
Wind
Coal
Hydro
Langley Gulch
Purchased Power

Preliminary estimates indicate that demand-response reduced Idaho Power load by approximately 65 MW.

PURPA Projects

Under Contract & Proposed

1982 – 2016 • As of December 2012



Megawatts (MW)
1400
1200
1000
800
600
400
200
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
PURPA under Contract as of December 31, 2012
829.2 MW
ID Wind in Dispute 142 MW
ID Solar in Dispute 60MW
OR Wind Proposed 40 MW
ID Wind Proposed 135MW
ID Biomass in dispute 10 MW
ID Hydro Proposed 0.5 MW
ID Biomass Proposed 13 MW
Wind
Solar
CoGen
Biomass
Hydro

Load vs. Wind

July 12, 2012 Peak Load - 3,245 MW
Wind during Peak Load - 14 MW



Wind Capacity on July 12, 2012
Total System Load MW
Total Wind MW
3400
3200
3000
2800
2600
2400
2200
2000
500
450
400
350
300
250
200
150
100
50
0
0:00 0:24 0:48 1:12 1:36 2:00 2:24 2:48 3:12 3:36 4:00 4:24 4:48 5:12 5:36 6:00 6:24 6:48 7:12 7:36 8:00 8:24 8:48 9:12 9:36 10:00 10:24 10:48 11:12 11:36 12:00 12:24 12:48 13:12 13:36 14:00 14:24 14:48 15:12 15:36 16:00 16:24 16:48 17:12 17:36 18:00 18:24 18:48 19:12 19:36 20:00 20:24 20:48 21:12 21:36 22:00 22:24 22:48 23:12 23:36 0:00
SYSTEM LOAD
TOTAL WIND

Sources of Electricity

Total Energy Sources:

2012



21%
30%
4%
45%

Projected 2030*



2%
24%
25%
7%
42%

Resource Portfolio Fuel Mix

2012



8%
2%
5%
33%
52%

Projected 2030 *



5%
7%
9%
26%
53%

Coal Hydro Natural Gas Purchased Power Wind Other

Source: Idaho Power 2011 Integrated Resource Plan

Summary of Pollution Controls

Currently Installed

Expected

	NOX		SO2			Opacity and PM		Mercury
	Low NOx Burners	SCR	Scrubber Installation	Scrubber Upgrade	Dry Sorbent Injection	Electro-Static Precipitators	Baghouse	Sorbent Injection
Jim Bridger Unit 1	2010	2022	1990	2010	n/a	1974	n/a	2015
Jim Bridger Unit 2	2009	2021	1986	2009	n/a	1975	n/a	2015
Jim Bridger Unit 3	2007	2015	1988	2011	n/a	1976	n/a	2015
Jim Bridger Unit 4	2008	2016	1979	2008	n/a	1979	n/a	2015
Boardman	2011	n/a	n/a	n/a	2014	1980	n/a	2012
North Valmy Unit 1	2008	Not Required Yet	n/a	n/a	2015	n/a	1981	n/a
North Valmy Unit 2	2007	Not Required Yet	1985	n/a	n/a	n/a	1985	n/a

Summer Outlook

June 2013 Through August 2013

Precipitation


EC
B
EC
EC
B

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation

Temperature


EC
A

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce

Quarterly Earnings Distribution



100%
80%
60%
40%
20%
0%
12%
35%
23%
30%
7%
53%
18%
22%
19%
44%
22%
15%
14%
47%
28%
11%
5%
64%
13%
18%
10%
54%
21%
15%
2007
2008
2009
2010
2011
2012
Quarter 4
Quarter 3
Quarter 2
Quarter 1

February 2009 – New PCA mechanism and year-round three tiered rate structure - Idaho

For Additional Information

Steven R. Keen
Idaho Power Company – Senior Vice President, Finance and Treasurer
IDACORP, Inc. – Vice President, Finance & Treasurer
(208) 388-2200
SKeen@idahopower.com

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

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